--------------------------------------------------------------------------------
SPECIALTY EQUITY
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AllianceBernstein
Real Estate
Investment Fund

Semi-Annual Report
May 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o  Are Not FDIC Insured
                           o  May Lose Value
                           o  Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 16, 2002

Dear Shareholder:

This report contains the investment activity, market overview and outlook for AllianceBernstein Real Estate Investment Fund (the "Fund") for the semi-annual reporting period ended May 31, 2002.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The following table provides the performance results for the Fund and its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended May 31, 2002.

INVESTMENT RESULTS*
Periods Ended May 31, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
   Class A                                                13.17%         18.60%
--------------------------------------------------------------------------------
   Class B                                                12.86%         17.81%
--------------------------------------------------------------------------------
   Class C                                                12.75%         17.79%
--------------------------------------------------------------------------------
NAREIT Equity Index                                       13.35%         19.75%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                       -5.67%        -13.84%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.

      Additional investment results appear on pages 5-8.

The real estate market continued to perform quite well compared to the overall equity market throughout the past year. The real estate investment trust (REIT) benchmark, the NAREIT Equity Index, outperformed the S&P 500 Stock Index during the six- and 12-month periods ended May 31, 2002 by approxi-


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

mately 1,900 and 3,300 basis points, respectively. The Fund, too, produced returns which handily surpassed those of the broad equity markets, albeit by slightly smaller margins than those of the NAREIT Equity Index.

The Fund benefited from its large exposure to retail properties. Consumer spending remained surprisingly strong in the post-September 11 environment. The Fund's results suffered from our cautious stance with regard to the hotel industry. We have had only a modest exposure to this sector because we felt that the near-term financial risks outweighed the potential rewards. However, hotel REITs rebounded strongly from very depressed levels over the past six months. Our modest exposure in this sector hurt relative performance.

Market Overview

The superior relative performance of real estate continues a trend which began in early 2000. Throughout this period, real estate benefited from its relatively low valuation, stable cash flow generation, and high (and growing) dividend payments. These attributes have continued to appeal to investors in recent months as hopes for an imminent economic recovery proved overblown. However, after two years of strong performance, neither valuations nor dividends are as attractive as they were, and our expectations for continued superior performance are somewhat muted.

The strong performance of real estate shares in recent months occurred despite weakening real estate fundamentals. The sluggish economy has decreased the demand for commercial real estate. The deleterious effects of the slowdown, however, are somewhat offset by the phenomenal strength of these markets over the past few years, the relative financial health of property owners, and the low levels of new construction in the pipeline.

The past strength of most real estate markets, coupled with the long-term nature of commercial leases allows landlords to enjoy rising rents when leases roll-over, even if the increase is less than would have been the case one year ago.

Low leverage and interest rates lower the fixed costs of owning and operating buildings, thereby providing property owners with a cushion in weak markets. This cushion, in turn, helps prevent owners from slashing rates in order to keep occupancy at a high level. Lean construction pipelines further strengthen owners' ability to operate profitably in weak markets. Consequently, there is less pressure on owners than in past downturns. Overall, we expect real estate companies to post approximately 3% growth in cash flow this year, in spite of the recessionary environment.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Although 3% growth is well below peak levels (of approximately 12%) achieved two years ago, it is still positive. And the amplitude of this swing is much less than in other sectors of the economy. Furthermore, we expect that this year will be the growth trough for most real estate companies. We anticipate that growth will begin to accelerate in 2003.

Investment Activity

During the past six months we increased our exposure to retail, industrial and hotel properties, while we decreased our holdings in office and apartment companies. Within the retail area, we increased our exposure to community centers in the Southeast and Midwest. This should add stability and yield to the Fund's portfolio. Our additions to the industrial and hotel sectors were to position the portfolio for cyclical growth as the economy rebounds. The additions to the industrial sector also add yield to the portfolio whereas our hotel additions add high quality urban asset exposure. These types of hotels are usually the most stable, but they were hit hardest by the September 11 attacks. Our decrease in the apartment sector was primarily from companies with upscale coastal exposure. Our decrease in the office sector was primarily from suburban and west coast oriented companies.

Included in these shifts were the initiation of six new investments and the elimination of six others (two of which were bought from the Fund by other entities at prices representing significant premiums to market valuations). Five of the additions are smaller companies with little institutional following. We expect better than average growth from each and increasing valuations over time as they attract other institutional investors. In addition, they provide better than average dividend yields and, in our opinion, reduce the risk profile of the Fund's portfolio. Four of the new positions are retail property owners, one owns industrial property in northern New Jersey, and one owns office properties in strong markets of suburban Maryland.

Outlook

We believe that the companies in the portfolio have higher than expected cash flow and dividend growth than the market yet trade at a 2% to 5% discount to the average real estate company.

From a longer term perspective, the two-year REIT rally has brought the companies back to fair valuations relative to the value of the assets owned. Consequently, we anticipate real-estate-like returns from the sector going forward. This implies high single digit returns with lower volatility than other equities.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

We appreciate your continuing interest and investment in AllianceBernstein Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


/s/ David A. Kruth

David A. Kruth
Vice President

[PHOTO] John D. Carifa

[PHOTO] Daniel G. Pine

[PHOTO] David A. Kruth

Daniel G. Pine and David A Kruth have over 38 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96 TO 5/31/02

 [The following data was depicted as a mountain chart in the printed material.]

                  AllianceBernstein
                     Real Estate         S&P 500              NAREIT
                  Investment Fund      Stock Index         Equity Index
---------------------------------------------------------------------------
       9/30/96        $ 9,579            $10,000             $10,000
       5/31/97        $11,553            $12,508             $11,980
       5/31/98        $13,328            $16,342             $13,666
       5/31/99        $12,084            $19,780             $12,557
       5/31/00        $11,681            $21,850             $12,410
       5/31/01        $13,610            $19,545             $14,962
       5/31/02        $16,142            $16,841             $17,917

NAREIT Equity Index:                                    $17,917

S&P 500 Stock Index:                                    $16,841

AllianceBernstein Real Estate Investment Fund Class A:  $16,142

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Fund Class A shares (from 9/30/96 to 5/31/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

                AllianceBernstein Real Estate Investment Fund --
                           Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                             AllianceBernstein Real Estate             NAREIT
                                    Investment Fund                 Equity Index
--------------------------------------------------------------------------------
5/31/97*                                 20.61%                        19.80%
5/31/98                                  15.36%                        14.07%
5/31/99                                  -9.33%                        -8.11%
5/31/00                                  -3.34%                        -1.17%
5/31/01                                  16.52%                        20.56%
5/31/02                                  18.65%                        19.75%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Fund.

* The return for the Fund and benchmark for the period ended 5/31/97 are from the Fund's inception date of 9/30/96 through 5/31/97.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
May 31, 2002  (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $179.4
9/30/96                 Average Market Capitalization ($mil): $3,016
Class B Shares
9/30/96
Class C Shares
9/30/96


SECTOR/INDUSTRY BREAKDOWN

  23.9% Office
  19.4% Apartments
  13.6% Regional Malls
  11.3% Shopping Centers
   8.8% Diversified
   7.4% Warehouse and Industrial                   [PIE CHART OMITTED]
   5.0% Hotels and Restaurants
   2.6% Office--Industrial Mix
   1.6% Health Care
   1.4% Storage
   1.2% Real Estate Development and Management

   3.8% Short-Term

All data as of May 31, 2002. The Fund's sector/industry breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
               1 Year                18.60%                         13.54%
               5 Year                 6.92%                          6.00%
      Since Inception*                9.66%                          8.83%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
               1 Year                17.81%                         13.81%
               5 Year                 6.17%                          6.17%
      Since Inception*                8.90%                          8.90%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
               1 Year                17.81%                         16.79%
               5 Year                 6.17%                          6.18%
      Since Inception*                8.90%                          8.91%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2002)

                                     Class A           Class B         Class C
                                     Shares            Shares          Shares
--------------------------------------------------------------------------------
               1 Year                10.25%            10.29%          13.36%
               5 Year                 5.26%             5.42%           5.45%
      Since Inception*                9.19%             9.23%           9.25%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B and C: 9/30/96.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2002 (unaudited)

                                                                      Percent of
Company                                                   Value       Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                      $12,573,142             7.0%
--------------------------------------------------------------------------------
Vornado Realty Trust                                 10,287,953             5.7
--------------------------------------------------------------------------------
Apartment Investment &
  Management Co. Cl. A                                8,934,044             5.0
--------------------------------------------------------------------------------
Boston Properties, Inc.                               7,867,900             4.4
--------------------------------------------------------------------------------
ProLogis Trust                                        7,601,730             4.2
--------------------------------------------------------------------------------
General Growth Properties, Inc.                       7,343,130             4.1
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                6,415,686             3.6
--------------------------------------------------------------------------------
Simon Property Group, Inc.                            6,260,362             3.5
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.                   6,208,320             3.5
--------------------------------------------------------------------------------
Equity Residential                                    6,097,658             3.4
--------------------------------------------------------------------------------
                                                    $79,589,925            44.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2002 (unaudited)

                                              ----------------------------------
                                                           SHARES+
                                              ----------------------------------
Purchases                                      Bought          Holdings 5/31/02
--------------------------------------------------------------------------------
Apartment Investment & Management
  Co. Cl. A                                    32,300                   191,800
--------------------------------------------------------------------------------
Corporate Office Properties Trust             121,600                   121,600
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.           267,600                   267,600
--------------------------------------------------------------------------------
Equity One, Inc.                              125,300                   125,300
--------------------------------------------------------------------------------
Host Marriott Corp.                           193,800                   427,000
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.                     95,600                   259,300
--------------------------------------------------------------------------------
ProLogis Trust                                174,300                   317,400
--------------------------------------------------------------------------------
Rouse Co.                                      58,100                   125,100
--------------------------------------------------------------------------------
Simon Property Group, Inc.                     60,700                   183,750
--------------------------------------------------------------------------------
Trizec Properties, Inc.                       189,600                   343,600
--------------------------------------------------------------------------------

Sales                                            Sold          Holdings 5/31/02
--------------------------------------------------------------------------------
AMB Property Corp.                             15,400                   155,800
--------------------------------------------------------------------------------
Catellus Development Corp.                     23,800                        -0-
--------------------------------------------------------------------------------
Equity Residential                             33,500                   210,700
--------------------------------------------------------------------------------
iStar Financial, Inc.                           9,700                   150,300
--------------------------------------------------------------------------------
Macerich Co.                                   24,800                   102,000
--------------------------------------------------------------------------------
Mills Corp.                                    12,400                   127,300
--------------------------------------------------------------------------------
Mission West Properties, Inc.                  14,100                   157,700
--------------------------------------------------------------------------------
SL Green Realty Corp.                          19,400                   123,700
--------------------------------------------------------------------------------

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
                               ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2002 (unaudited)

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.5%

Real Estate Investment Trusts-95.3%
Apartment-19.4%
Apartment Investment & Management Co. Cl. A ........   191,800     $  8,934,044
Archstone-Smith Trust ..............................    96,900        2,617,269
Avalonbay Communities, Inc. ........................    66,000        3,125,760
Camden Property Trust ..............................   138,700        5,326,080
Equity Residential .................................   210,700        6,097,658
Essex Property Trust, Inc. .........................    76,400        3,991,900
Gables Residential Trust ...........................   127,700        3,875,695
United Dominion Realty Trust, Inc. .................    56,000          887,600
                                                                   ------------
                                                                     34,856,006
                                                                   ------------
Diversified-8.9%
iStar Financial, Inc. ..............................   150,300        4,584,150
U. S. Restaurant Properties, Inc. ..................    70,100        1,006,636
Vornado Realty Trust ...............................   231,450       10,287,953
                                                                   ------------
                                                                     15,878,739
                                                                   ------------
Healthcare-1.6%
Senior Housing Properties Trust ....................   199,800        2,835,162
                                                                   ------------
Hotels & Restaurants-5.1%
Host Marriott Corp. ................................   427,000        4,901,960
MeriStar Hospitality Corp. .........................   259,300        4,148,800
                                                                   ------------
                                                                      9,050,760
                                                                   ------------
Office-24.0%
Alexandria Real Estate Equities, Inc. ..............    88,700        4,124,550
Boston Properties, Inc. ............................   191,900        7,867,900
Corporate Office Properties Trust ..................   121,600        1,699,968
Equity Office Properties Trust .....................   417,158       12,573,142
Mack-Cali Realty Corp. .............................   184,200        6,415,686
SL Green Realty Corp. ..............................   123,700        4,428,460
Trizec Properties, Inc. ............................   343,600        5,909,920
Trizec Properties, Inc.-Exchange Certificates(a) ...     2,803           48,245
                                                                   ------------
                                                                     43,067,871
                                                                   ------------
Office - Industrial Mix-2.6%
Duke Realty Corp. ..................................   101,500        2,746,590
Mission West Properties, Inc. ......................   157,700        1,939,710
                                                                   ------------
                                                                      4,686,300
                                                                   ------------
Regional Malls-13.6%
General Growth Properties, Inc. ....................   151,000        7,343,130
Macerich Co. .......................................   102,000        2,912,100
Mills Corp. ........................................   127,300        3,755,350
Rouse Co. ..........................................   125,100        4,172,085
Simon Property Group, Inc. .........................   183,750        6,260,362
                                                                   ------------
                                                                     24,443,027
                                                                   ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Shopping Centers-11.3%
Developers Diversified Realty Corp. ................   267,600     $  6,208,320
Equity One, Inc. ...................................   125,300        1,715,357
Heritage Property Investment Trust(a) ..............    89,000        2,300,650
Kimco Realty Corp. .................................   165,000        5,263,500
Pan Pacific Retail Properties, Inc. ................   151,900        4,812,192
                                                                   ------------
                                                                     20,300,019
                                                                   ------------
Storage-1.4%
Public Storage, Inc. ...............................    68,800        2,527,712
                                                                   ------------

Warehouse & Industrial-7.4%
AMB Property Corp. .................................   155,800        4,541,570
Keystone Property Trust ............................    72,100        1,074,290
ProLogis Trust .....................................   317,400        7,601,730
                                                                   ------------
                                                                     13,217,590
                                                                   ------------
Total Real Estate Investment Trusts ................                170,863,186
                                                                   ------------

Real Estate Development &
  Management-1.2%
Brookfield Properties Corp. (Canada) ...............   105,500        2,180,685
                                                                   ------------
Total Common Stocks
  (cost $140,247,783) ..............................                173,043,871
                                                                   ------------

SHORT-TERM INVESTMENT-3.8%
Time Deposit-3.8%
Bank of New York
  1.56%, 6/03/02
  (amortized cost $6,800,000) ......................  $  6,800        6,800,000
                                                                   ------------

Total Investments-100.3%
  (cost $147,047,783) ..............................                179,843,871
Other assets less liabilities-(0.3%) ...............                   (483,060)
                                                                   ------------
Net Assets-100% ....................................               $179,360,811
                                                                   ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $147,047,783) .....     $ 179,843,871
Cash ........................................................           109,835
Receivable for investment securities sold ...................         6,265,609
Receivable for capital stock sold ...........................         1,627,189
Dividends and interest receivable ...........................           296,842
                                                                  -------------
Total assets ................................................       188,143,346
                                                                  -------------
Liabilities
Payable for investment securities purchased .................         8,015,300
Payable for capital stock redeemed ..........................           207,812
Advisory fee payable ........................................           141,007
Distribution fee payable ....................................           138,556
Accrued expenses ............................................           279,860
                                                                  -------------
Total liabilities ...........................................         8,782,535
                                                                  -------------
Net Assets ..................................................     $ 179,360,811
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     141,478
Additional paid-in capital ..................................       236,960,298
Distribution in excess of net investment income .............          (156,587)
Accumulated net realized loss on investments and
  foreign currency transactions .............................       (90,380,466)
Net unrealized appreciation of investments ..................        32,796,088
                                                                  -------------
                                                                  $ 179,360,811
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($31,457,501 / 2,476,422 shares of capital stock
  issued and outstanding) ...................................            $12.70
Sales charge--4.25% of public offering price ................               .56
                                                                         ------
Maximum offering price ......................................            $13.26
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($107,784,956 / 8,507,884 shares of capital stock
  issued and outstanding) ...................................            $12.67
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($37,885,714 / 2,987,368 shares of capital stock
  issued and outstanding) ...................................            $12.68
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,232,640 / 176,135 shares of capital stock issued
  and outstanding) ..........................................            $12.68
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $7,048) .............................   $4,897,441
Interest ..........................................       42,481    $ 4,939,922
                                                      ----------
Expenses
Advisory fee ......................................      753,644
Distribution fee--Class A .........................       39,448
Distribution fee--Class B .........................      513,126
Distribution fee--Class C .........................      182,722
Transfer agency ...................................      182,490
Administrative ....................................       67,000
Custodian .........................................       66,607
Audit and legal ...................................       54,628
Printing ..........................................       31,997
Registration ......................................       31,411
Directors' fees ...................................       16,800
Miscellaneous .....................................        6,111
                                                      ----------
Total expenses ....................................                   1,945,984
                                                                    -----------
Net investment income .............................                   2,993,938
                                                                    -----------
Realized and Unrealized Gain (Loss)
On Investment and Foreign Currency
Transactions
Net realized gain on investment
  transactions ....................................                   3,743,003
Net realized loss on foreign currency
  transactions ....................................                        (463)
Net change in unrealized
  appreciation/depreciation
  of investments ..................................                  13,288,518
                                                                    -----------
Net gain on investment transactions ...............                  17,031,058
                                                                    -----------
Net Increase in Net Assets from
  Operations ......................................                 $20,024,996
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended           Year Ended
                                                 May 31, 2002      November 30,
                                                 (unaudited)           2001
                                                =============     =============
Increase in Net Assets from Operations
Net investment income .......................   $   2,993,938     $   4,258,759
Net realized gain on investment and
  foreign currency transactions .............       3,742,540         4,823,140
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities ........      13,288,518         8,962,804
                                                -------------     -------------
Net increase in net assets from operations ..      20,024,996        18,044,703
Dividends and Distributions to
Shareholders from
Net investment income
  Class A ...................................        (538,574)         (642,600)
  Class B ...................................      (1,894,927)       (2,681,028)
  Class C ...................................        (669,699)         (870,317)
  Advisor Class .............................         (47,325)          (64,814)
Tax return of capital
  Class A ...................................              -0-         (386,012)
  Class B ...................................              -0-       (1,610,499)
  Class C ...................................              -0-         (522,801)
  Advisor Class .............................              -0-          (38,934)
Capital Stock Transactions
Net increase (decrease) .....................       5,520,800       (19,302,051)
                                                -------------     -------------
Total increase (decrease) ...................      22,395,271        (8,074,353)
Net Assets
Beginning of period .........................     156,965,540       165,039,893
                                                -------------     -------------
End of period ...............................   $ 179,360,811     $ 156,965,540
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class share (Advisor Class shares have no distribution fee).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

8. Change of Year End

During the year 2000 the Fund changed its fiscal year end from August 31 to November 30. Accordingly, the financial highlights reflect the period from September 1 to November 30, 2000.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $68,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $107,795 for the six months ended May 31, 2002.

For the six months ended May 31, 2002, the Fund's expenses were reduced by $550 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $6,244 from Class A shares and $684, $63,797 and $3,636 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2002, amounted to $144,075, of which $1,810 was paid to Sanford C. Bernstein Co., LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,534,768 and $1,410,534, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $40,028,237 and $37,336,426, respectively, for the six months ended May 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2002.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $33,115,210 and gross unrealized depreciation of investments was $319,122 resulting in net unrealized appreciation of $32,796,088 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carryforward of $93,386,225, of which $5,023,529 expires in the year 2006, $48,419,826 expires in year 2007 and $39,942,870 expires in the year 2008.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------------------       ---------------------------------------
                                      Shares                                       Amount
                      -------------------------------------       ---------------------------------------
                      Six Months Ended           Year Ended       Six Months Ended             Year Ended
                          May 31, 2002         November 30,           May 31, 2002           November 30,
                           (unaudited)                 2001            (unaudited)                   2001
                      -----------------------------------------------------------------------------------
Class A
Shares sold                  1,087,689            1,589,311           $ 13,262,873           $ 17,669,757
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions                 32,958               63,658                391,068                697,903
---------------------------------------------------------------------------------------------------------
Shares converted
  from Class B                  48,883               27,075                585,811                308,335
---------------------------------------------------------------------------------------------------------
Shares redeemed               (648,108)          (1,682,020)            (7,869,939)           (18,696,637)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   521,422               (1,976)          $  6,369,813           $    (20,642)
=========================================================================================================

Class B
Shares sold                  1,073,554            1,522,333           $ 13,126,980           $ 17,077,505
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions                 86,220              194,434              1,019,538              2,131,084
---------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                   (48,963)             (27,111)              (585,811)              (308,335)
---------------------------------------------------------------------------------------------------------
Shares redeemed             (1,167,222)          (3,301,848)           (14,128,251)           (36,807,637)
---------------------------------------------------------------------------------------------------------
Net decrease                   (56,411)          (1,612,192)          $   (567,544)          $(17,907,383)
=========================================================================================================

Class C
Shares sold                    462,397              848,859           $  5,645,654           $  9,433,863
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions                 24,108               53,673                285,448                588,691
---------------------------------------------------------------------------------------------------------
Shares redeemed               (528,220)          (1,003,211)            (6,410,989)           (11,177,553)
---------------------------------------------------------------------------------------------------------
Net decrease                   (41,715)            (100,679)          $   (479,887)          $ (1,154,999)
=========================================================================================================

Advisor Class
Shares sold                     18,250               12,393           $    222,077           $    141,371
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends and
  distributions                  2,526                5,302                 29,862                 58,046
---------------------------------------------------------------------------------------------------------
Shares redeemed                 (4,504)             (37,562)               (53,521)              (418,444)
---------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                    16,272              (19,867)          $    198,418           $   (219,027)
=========================================================================================================


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2002.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------
                                                                           Class A
                                 -------------------------------------------------------------------------------------------
                                  Six Months                 September 1,                                          September
                                       Ended          Year        2000 to                                        30, 1996(a)
                                     May 31,         Ended       November           Year Ended August 31,                 to
                                        2002      November            30,      ------------------------------     August 31,
                                 (unaudited)      30, 2001          2000*          2000       1999       1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......        $  11.47       $  10.70      $  10.85      $  10.19   $  10.47   $  12.80       $  10.00
                                 -------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  income(b) ................             .25            .32           .13           .37        .46        .52            .30
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............            1.24            .97          (.13)          .89       (.06)     (2.33)          2.88
                                 -------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..........            1.49           1.29            -0-         1.26        .40      (1.81)          3.18
                                 -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........            (.26)          (.32)         (.10)         (.42)      (.46)      (.51)          (.30)
Distributions in excess
  of net investment
  income ...................              -0-            -0-           -0-           -0-      (.10)        -0-            -0-
Distributions from
  net realized gain
  on investments ...........              -0-            -0-           -0-           -0-      (.10)      (.01)            -0-
Tax return of capital ......              -0-          (.20)         (.05)         (.18)      (.02)        -0-          (.08)
                                 -------------------------------------------------------------------------------------------
Total dividends and
  distributions ............            (.26)          (.52)         (.15)         (.60)      (.68)      (.52)          (.38)
                                 -------------------------------------------------------------------------------------------
Net asset value,
  end of period ............        $  12.70       $  11.47      $  10.70      $  10.85   $  10.19   $  10.47       $  12.80
                                 ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(c) .................           13.17%         12.33%         (.05)%       13.46%      3.86%    (14.90)%        32.24%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..........        $ 31,457       $ 22,422      $ 20,942      $ 22,221   $ 35,299   $ 51,214       $ 37,638
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements .........            1.73%(d)       1.78%         1.87%(d)      1.71%      1.58%      1.55%          1.77%(d)(e)
  Expenses,
    before waivers/
    reimbursements .........            1.73%(d)       1.78%         1.87%(d)      1.71%      1.58%      1.55%          1.79%(d)
  Net investment
    income .................            4.10%(d)       2.84%         4.98%(d)      3.81%      4.57%      3.87%          2.73%(d)
Portfolio turnover rate ....              23%            40%            6%           26%        29%        23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------
                                                                           Class B
                                 -------------------------------------------------------------------------------------------
                                  Six Months                 September 1,                                          September
                                       Ended          Year        2000 to                                        30, 1996(a)
                                     May 31,         Ended       November           Year Ended August 31,                 to
                                        2002      November            30,      ------------------------------     August 31,
                                 (unaudited)      30, 2001          2000*          2000       1999       1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......        $  11.44       $ 10.68       $  10.84      $  10.17   $  10.44   $  12.79       $  10.00
                                 -------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  income(b) ................             .21           .28            .11           .30        .38        .42            .23
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............            1.24           .93           (.14)          .89       (.05)     (2.33)          2.89
                                 -------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..........            1.45          1.21           (.03)         1.19        .33      (1.91)          3.12
                                 -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........            (.22)         (.28)          (.09)         (.36)      (.38)      (.43)          (.24)
Distributions in excess
  of net investment
  income ...................              -0-           -0-            -0-           -0-      (.10)        -0-            -0-
Distributions from
  net realized gain
  on investments ...........              -0-           -0-            -0-           -0-      (.10)      (.01)            -0-
Tax return of capital ......              -0-         (.17)          (.04)         (.16)      (.02)        -0-          (.09)
                                 -------------------------------------------------------------------------------------------
Total dividends and
  distributions ............            (.22)         (.45)          (.13)         (.52)      (.60)      (.44)          (.33)
                                 -------------------------------------------------------------------------------------------
Net asset value,
  end of period ............        $  12.67       $ 11.44       $  10.68      $  10.84   $  10.17   $  10.44       $  12.79
                                 ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(c) .................           12.86%        11.53%          (.31)%       12.68%      3.20%    (15.56)%        31.49%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) ..........        $107,785       $98,014       $108,711      $113,542   $168,741   $268,856       $186,802
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements .........            2.45%(d)      2.50%          2.57%(d)      2.41%      2.31%      2.26%          2.44%(d)(e)
  Expenses,
    before waivers/
    reimbursements .........            2.45%(d)      2.50%          2.57%(d)      2.41%      2.31%      2.26%          2.45%(d)
  Net investment
    income .................            3.46%(d)      2.53%          4.22%(d)      3.13%      3.82%      3.16%          2.08%(d)
Portfolio turnover rate ....              23%           40%             6%           26%        29%        23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------
                                                                           Class C
                                 -------------------------------------------------------------------------------------------
                                  Six Months                 September 1,                                          September
                                       Ended          Year        2000 to                                        30, 1996(a)
                                     May 31,         Ended       November           Year Ended August 31,                 to
                                        2002      November            30,      ------------------------------     August 31,
                                 (unaudited)      30, 2001          2000*          2000       1999       1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......        $  11.46       $  10.69      $  10.85      $  10.17   $  10.44   $  12.79       $  10.00
                                 -------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  income(b) ................             .21            .28           .11           .29        .38        .42            .23
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............            1.23            .94          (.14)          .91       (.05)     (2.33)          2.89
                                 -------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..........            1.44           1.22          (.03)         1.20        .33      (1.91)          3.12
                                 -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........            (.22)          (.28)         (.09)         (.36)      (.38)      (.43)          (.25)
Distributions in excess
  of net investment
  income ...................              -0-            -0-           -0-           -0-      (.10)        -0-            -0-
Distributions from
  net realized gain
  on investments ...........              -0-            -0-           -0-           -0-      (.10)      (.01)            -0-
Tax return of capital ......              -0-          (.17)         (.04)         (.16)      (.02)        -0-          (.08)
                                 -------------------------------------------------------------------------------------------
Total dividends and
  distributions ............            (.22)          (.45)         (.13)         (.52)      (.60)      (.44)          (.33)
                                 -------------------------------------------------------------------------------------------
Net asset value,
  end of period ............        $  12.68       $  11.46      $  10.69      $  10.85   $  10.17   $  10.44       $  12.79
                                 ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(c) .................           12.75%         11.62%         (.31)%       12.78%      3.20%    (15.56)%        31.49%
Ratios/Supplemental
Data
Net assets, end of period
  (000's omitted) ..........        $ 37,886       $ 34,699      $ 33,463      $ 34,217   $ 44,739   $ 69,575       $ 42,719
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements .........            2.44%(d)       2.49%         2.58%(d)      2.40%      2.30%      2.26%          2.43%(d)(e)
  Expenses,
    before waivers/
    reimbursements .........            2.44%(d)       2.49%         2.58%(d)      2.40%      2.30%      2.26%          2.45%(d)
  Net investment
    income .................            3.47%(d)       2.50%         4.21%(d)      3.02%      3.77%      3.15%          2.06%(d)
Portfolio turnover rate ....              23%            40%            6%           26%        29%        23%            20%

See footnote summary on page 25.


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                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 -------------------------------------------------------------------------------------------
                                                                         Advisor Class
                                 -------------------------------------------------------------------------------------------
                                  Six Months                 September 1,                                          September
                                       Ended          Year        2000 to                                        30, 1996(a)
                                     May 31,         Ended       November           Year Ended August 31,                 to
                                        2002      November            30,      ------------------------------     August 31,
                                 (unaudited)      30, 2001          2000*          2000       1999       1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......        $ 11.46        $ 10.71       $ 10.87       $ 10.20    $ 10.48    $  12.82        $ 10.00
                                 -------------------------------------------------------------------------------------------
Income From
  Investment
  Operations
Net investment
  income(b) ................            .27            .37           .14           .38        .48         .55            .35
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions .............           1.24            .96          (.14)          .92       (.05)      (2.34)          2.88
                                 -------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ..........           1.51           1.33           -0-          1.30        .43       (1.79)          3.23
                                 -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........           (.29)          (.37)         (.11)         (.44)      (.48)       (.54)          (.38)
Distributions in excess
  of net investment
  income ...................             -0-            -0-           -0-           -0-      (.11)         -0-            -0-
Distributions from
  net realized gain
  on investments ...........             -0-            -0-           -0-           -0-      (.10)       (.01)            -0-
Tax return of capital ......             -0-          (.21)         (.05)         (.19)      (.02)         -0-          (.03)
                                 -------------------------------------------------------------------------------------------
Total dividends and
  distributions ............           (.29)          (.58)         (.16)         (.63)      (.71)       (.55)          (.41)
                                 -------------------------------------------------------------------------------------------
Net asset value,
  end of period ............        $ 12.68        $ 11.46       $ 10.71       $ 10.87    $ 10.20    $  10.48        $ 12.82
                                 ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(c) .................          13.38%         12.74%         (.07)%       13.94%      4.18%     (14.74)%        32.72%
Ratios/Supplemental
 Data
Net assets, end of period
  (000's omitted) ..........        $ 2,233        $ 1,831       $ 1,925       $ 1,943    $ 2,270    $  2,899        $ 2,313
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements .........           1.43%(d)       1.48%         1.58%(d)      1.40%      1.30%       1.25%          1.45%(d)(e)
  Expenses,
    before waivers/
    reimbursements .........           1.43%(d)       1.48%         1.58%(d)      1.40%      1.30%       1.25%          1.47%(d)
  Net investment
    income .................           4.45%(d)       3.27%         5.21%(d)      3.83%      4.75%       4.08%          3.07%(d)
Portfolio turnover rate ....             23%            40%            6%           26%        29%         23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the period ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.

* During the year 2000 the Fund changed its fiscal year end from August 31 to November 30.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

funds from operation (FFO)

A widely used real estate investment trust earnings metric.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

NOTES


--------------------------------------------------------------------------------
                              ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND

AllianceBernstein Real Estate Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIREITSR0502